                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549



                                      FORM 8-K



                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                    JUNE 4, 1998



                             DAYTON HUDSON CORPORATION
                   ---------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        MINNESOTA                  1-6049                   41-0215170
--------------------------    ------------------       ----------------------
(STATE OR OTHER JURISDIC-       (COMMISSION               (IRS EMPLOYER
TION OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO. )


              777 NICOLLET MALL
          MINNEAPOLIS, MINNESOTA                                55402
----------------------------------------                    -------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                    612-370-6948
               ------------------------------------------------------
                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

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                                      FORM 8-K


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      On June 4, 1998, Dayton Hudson Corporation completed a public offering of $200,000,000 aggregate principal amount of Puttable Reset Securities PURS-SM-due June 15, 2010 (the "Bonds"). The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the form of the Bonds related to such offering.

     (c)  Exhibits

     4.1  Form of Puttable Reset Securities PURS-SM- due June 15, 2010.


                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DAYTON HUDSON CORPORATION

                                   /s/ Stephen C. Kowalke
                                   ----------------------
                                   Stephen C. Kowalke
                                   Vice President
                                   and Treasurer



Dated: June 4, 1998

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                                 INDEX TO EXHIBITS



 Exhibit
 Number   Description                                 Method of Filing
 -------  -----------                                 ----------------
 4.1      Form of Puttable Reset Securities PURS-SM-  Electronic Transmission
          due June 15, 2010.